EXHIBIT 4.7

                               PURCHASE AGREEMENT,

                                 BY AND BETWEEN

                              HALO RESOURCES LTD.,
                                       AND
                             METANOR RESOURCES INC.

                                    EXECUTED

                     MAY 2, 2006 AS AMENDED AUGUST 28, 2006




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                               PURCHASE AGREEMENT

Made on the 27th day of April, 2006

BETWEEN: METANOR RESOURCES INC. a corporation organized under the Canada Business Corporations Act, having its head office at 2872 chemin Sullivan, Suite 2, in the City of Val-d'Or, Quebec, Canada J0Y 2N0,

                                            (hereinafter called the "PURCHASER")


AND: HALO RESOURCES LTD., a corporation existing under the laws of the Province of British Columbia having its head office at 1280 -- 625 Howe Street, in the City of Vancouver, B.C., Canada V6C 2E5,

                                              (hereinafter called the "VENDOR" )




WHEREAS the Vendor and the Purchaser each own a 50% undivided ownership interest in and to (a) the Bachelor Lake Property comprising two mining concessions and fifty-one (51) mining claims for a surface area of 1,851.54 hectares, (b) the Hewfran Property comprising thirty-eight (38) mining claims totalling 683 hectares, and (c) the Hansen Property comprising eighty-eight (88) mining claims totalling 2,286.69 hectares, all as more fully described in Schedule "A" attached hereto (which schedule forms a part of this Agreement), together with the buildings, the equipment and the surface and underground infrastructures thereon erected ( such property and erections collectively the "BACHELOR PROPERTY");

WHEREAS the Vendor and the Purchaser are parties to a Joint Venture Agreement dated September 8, 2005 (the "JOINT VENTURE Agreement"), which Joint Venture Agreement governs the joint ownership and conduct of operations on the Bachelor Property as a mining property;

WHEREAS the Vendor has agreed to sell to the Purchaser, and the Purchaser has agreed to purchase from the Vendor, the Vendor's 50% undivided ownership interest in the Bachelor Property, together with its 50% Participating Interest (as such term is defined in the Joint Venture Agreement) on and subject to the terms and conditions of this Agreement (such purchase and sale transaction, the "PURCHASE TRANSACTION"); and

WHEREAS the Vendor and the Purchaser agree that by purchasing the Participating Interest of the Vendor, the Joint Venture Agreement shall terminate pursuant to and in accordance with the terms of Section 13.2(ii) of said Joint Venture Agreement;

NOW THEREFORE, in consideration of the premises, and other good and valuable consideration (the receipt and sufficiency of which are acknowledged by each of the Vendor and the Purchaser), the Vendor and the Purchaser hereby agree as follows:

                         ARTICLE 1 -- PURCHASE AND SALE


1.1 Subject to the terms and conditions herein, the Vendor hereby agrees to sell, assign, convey and transfer to the Purchaser, and the Purchaser hereby agrees to purchase from the Vendor, the Vendor's 50% undivided ownership right, title and interest in and to the Bachelor Property, together with the Vendor's 50% Participating Interest.

                             ARTICLE 2 -- OWNERSHIP


2.1 Upon the completion of the Purchase Transaction the Purchaser shall become the owner of the Vendor's 50% undivided ownership interest in and to the Bachelor Property, in addition to the existing 50% undivided ownership interest of the Purchaser in and to the Bachelor Property, subject to the Existing Royalties (as such term is defined in the Joint Venture Agreement), the Wolfden Royalty (as such term is defined in section  3.2(b) below) and the Halo Royalty (as such term is defined in section 3.1(c) below).

2.2 For greater certainty, notwithstanding the terms of section 2.1, the Vendor makes no representation, warranty or covenant in respect of the Purchaser's existing 50% undivided ownership interest in and to the Bachelor Property.

                           ARTICLE 3 -- CONSIDERATION


3.1 PURCHASE PRICE. The purchase price payable by the Purchaser to the Vendor for the Vendor's 50% undivided ownership interest in and to the Bachelor Property and its 50% Participating Interest is:

         (a) $3,500,000 payable at Closing (as such term is defined in section 6.1);

         (b) The issuance by the Purchaser to the Vendor at Closing of such number of common shares of the Purchaser (the "Purchase Shares") representing an amount equal to $750,000, calculated at a value per common share equal to the volume weighted average of the closing price of the common shares of the Purchaser at the close of trading for the last ten trading days on the TSX Venture Exchange immediately prior to the date of this Agreement; and

         (c) The grant by the Purchaser to the Vendor at Closing of a 1% net smelter returns royalty (the "HALO ROYALTY") on all minerals or mineral products derived from all or any part of the Bachelor Property or from other ore bodies owned or controlled by the Purchaser and processed at the Bachelor Property.

3.2 ASSUMPTION OF LIABILITY. The Purchaser hereby agrees to assume and to pay for and/or discharge or perform:

         (a) all costs, charges, expenses and liabilities of the Vendor arising under the Joint Venture Agreement or arising or related to or otherwise incurred in connection with the Bachelor Property and any activities thereon; and

         (b) the Existing Royalties and the 1/2% net smelter return royalty in favour of Wolfden Resources Inc. on the Vendor's 50% undivided interest in and to the Bachelor Property (the "WOLFDEN ROYALTY").

          ARTICLE 4 -- REPRESENTATIONS AND WARRANTIES FROM THE VENDOR


The Vendor hereby represents and warrants to the Purchaser as follows:

4.1 The Vendor is a corporation existing under the laws of the province of British Columbia, is qualified to do business and is in good standing under the laws of British Columbia and those jurisdictions where necessary in order to carry out the purposes of this Agreement.

4.2 All corporate actions required to authorize and to enter into and perform this Agreement have been properly taken by the Vendor.

4.3 The execution of this Agreement will not result in any material default under the articles or by-laws of the Vendor or under any legally binding instrument or applicable law by which the Vendor is bound.

4.4 This Agreement has been duly executed and delivered by the Vendor and is valid, binding and enforceable upon it in accordance with its terms.

4.5 The mining titles related to the Bachelor Property are registered in the name of the Vendor for a 50% undivided ownership interest and, as a result of the completion of the purchase and sale pursuant to article 1 of this Agreement and the due registration of the Purchase Agreement between the Parties hereto, the Purchaser will acquire the Vendor's 50% undivided ownership interest in and to the Bachelor Property, free and clear of all hypothecs, liens and encumbrances of any nature or kind whatsoever, other than the Existing Royalties (as such term is defined in the Joint Venture Agreement), the Wolfden Royalty (as defined in section  3.2(b))  and the Halo  Royalty  (as such  term is  defined  in section 3.1).

4.6 No individual, corporation, partnership, trust or any other form of legal business entity has any agreement, option, right of first refusal or right, title or interest, or any right capable of becoming any of the foregoing in, to or in respect of the Vendor's 50% undivided ownership interest in and to the Bachelor Property.

         ARTICLE 5 -- REPRESENTATIONS AND WARRANTIES FROM THE PURCHASER


The Purchaser hereby represents and warrants to the Vendor as follows:

5.1 The Purchaser is a corporation existing under the Canada Business Corporations Act, is qualified to do business and is in good standing in the federal jurisdiction of Canada and those jurisdictions where necessary in order to carry out the purpose of this Agreement.

5.2 All corporate actions and other actions required to authorize the Purchaser to enter into and perform this Agreement have been properly taken.

5.3 The execution of this Agreement will not result in any material default under the articles, by-laws of the Purchaser or under any legally binding instrument or applicable law by which the Purchaser is bound.

5.4 This Agreement has been duly executed and delivered by the Purchaser and is valid, binding and enforceable upon it in accordance with its terms.

                             ARTICLE 6 -- COVENANTS


6.1 The completion of the transactions contemplated in this Agreement (the "CLOSING") will take place at the offices of Gowling Lafleur Henderson LLP, counsel to Metanor, in Montreal, Quebec at 2:00 p.m. on the Completion Date (as defined in section 6.2) or at such other time or place as the parties may agree in writing.

6.2 The Vendor and the Purchaser shall complete the Closing on the date (the "COMPLETION DATE") that is the earlier of:

         (a) the date that is 30 days after the date that the Purchaser has completed a Cdn. $5,000,000 financing (debt or equity); and

         (b) the date that is 4 months from the date of this Agreement (the "PURCHASE CLOSING DATE").

6.3 The Purchaser shall use its best efforts and take all reasonable actions as are necessary or prudent in order to complete the financing referenced in section 6.2(a) on or before the Purchase Closing Date.

6.4 In the event that the Closing does not occur on or before the Purchase Closing Date as a result of the Purchaser not completing such Closing, then the Vendor shall have the option, in its sole and absolute discretion, exercisable by notice in writing from the Vendor to the Purchaser within ten days of the Purchase Closing Date, to purchase the Purchaser's 50% undivided ownership interest in and to the Bachelor Property, together with its 50% Participating Interest, on the same terms (including representations and warranties) and for the same consideration as is to be paid by the Purchaser to the Vendor as provided in section 3.1 of this Agreement, mutatis mutandis. The completion of any such purchase by the Vendor shall be completed on the date that is 4 months from the Purchase Closing Date or such earlier date as the Vendor and Purchaser may agree. In the event that the Vendor completes such purchase, then the shares of the Vendor to be issued to the Purchaser pursuant to section 3.1(b) shall be valued on the same basis as the Purchase Shares but based on the ten trading days immediately preceding the Purchase Closing Date.

6.5 The Purchaser hereby agrees that it will irrevocably assume and pay all costs, charges and expenses relating to maintaining the Bachelor Property in good standing and to maintain all buildings, equipment and surface and/or underground infrastructures located thereon, and to maintain all operating permits and other obligations related to the Bachelor Property in good standing, from the date of this Agreement until the Completion Date. In the event that the Closing does not occur on or before the Purchase Closing Date then the Vendor shall re-assume its obligation to contribute 50% to the costs, charges and expenses related to the Bachelor Property from and after such date in accordance with the terms of the Joint Venture Agreement.

6.6 In the event that the Purchase Transaction is not completed and the Vendor does not exercise and complete its option to purchase as set out in section 6.4, then neither party shall be liable to the other for such transactions not being completed and, subject to section 6.5, the Parties respective interests in and to the Bachelor Property shall continue to be governed by the Joint Venture Agreement. In the event that the Vendor exercises its option to purchase as set out in section
         6.4 and the sale of the Purchaser's 50% undivided interest in and to the Bachelor Property to the Vendor is not completed as a result of the Purchaser not completing such transaction, then the Purchaser shall be liable to the Vendor for, and the Purchaser shall and hereby agrees to indemnify and save harmless the Vendor from, any and all costs, expenses, losses, damages, liabilities and deficiencies suffered or incurred by the Vendor and directly or indirectly arising from, related to or in any way connected with any breach or non-performance of any representation, warranty, covenant, obligation or agreement made or to be performed by the Purchaser as a vendor of its 50% undivided interest in and to the Bachelor Property under this Agreement.

6.7 The Vendor and the Purchaser shall enter into a net smelter returns royalty agreement (the "NSR AGREEMENT") at Closing in respect of the Halo Royalty based on the terms set out in this Agreement and in Schedule "B" (which schedule shall form part of this Agreement) and such other terms as the Parties shall agree.

6.8 The NSR Agreement shall provide that, subject to the rights of the Vendor in this section 6.8 below, the Purchaser shall have the right to buy back the Halo Royalty for $1,000,000 or to buy 1/2 of the Halo Royalty (i.e. such that the Halo Royalty will become a .05% net smelter royalty in favour of the Vendor) for $500,000, within 18 months of the date of commencement of production from the Bachelor Property, by delivering written notice to such effect to the Vendor within such 18 month period. In the event that the Purchaser gives notice to the Vendor that it wishes to exercise the buy back for all of the Halo Royalty at $1,000,000, the Vendor will have the option, in its sole and absolute discretion, to sell all of the Halo Royalty to the Purchaser for $1,000,000 or to sell 1/2 of the Halo Royalty to the Purchaser (i.e. such that the Halo Royalty will become a 0.05% net smelter return royalty in favour of the Vendor) for $500,000 and the Vendor shall thereafter be entitled to retain the 0.05% net smelter return royalty in respect of the entirety of the Bachelor Property.

6.9 The NSR Agreement shall provide that the $1,000,000 or $500,000 payable by the Purchaser to the Vendor to buy back the Halo Royalty may be paid, at the option of the Vendor in its sole and absolute discretion, by immediately available cash or by common shares of the Purchaser.

6.10 Any common shares to be issued by the Purchaser to the Vendor pursuant to the terms of this Agreement, including the Purchase Shares, shall be fully paid common shares of the Purchaser listed for trading on the TSX Venture Exchange and shall be subject to section 6.11 below.

6.11 The Purchaser shall take all necessary corporate action to issue and deliver any shares to be issued to the Vendor pursuant to this Agreement, including the Purchase Shares, and to record all such shares on the books of the Purchaser in the name of the Vendor. The Purchaser shall comply with applicable securities laws in connection with the issuance of any shares to be issued to be Vendor pursuant to this Agreement, including such Purchase Shares.

6.12 Any shares to be issued by the Purchaser to the Vendor pursuant to this Agreement, including the Purchase Shares, shall be subject to all applicable hold periods required by applicable securities laws and the TSX Venture Exchange (but not to exceed four months from the date of issuance). The issuance of any common shares pursuant to this Agreement, including the Purchase Shares, shall be conditional upon the Purchaser obtaining all regulatory consents or approvals, including those of the TSX Venture Exchange, and the Purchaser will ensure that all filings required in order to obtain all regulatory consents and approvals are made with all applicable securities regulatory authorities in a prompt and timely manner to allow for the issuance of such shares on a basis that is exempt from all prospectus and registration requirements under applicable securities laws and with a hold period of no greater than four months. In the event that the Purchaser is unable to issue any shares, including the Purchase Shares, to be issued to the Vendor pursuant to this Agreement on an exempt basis on the date which such shares are to be issued, then the Purchaser shall pay to the Vendor on such date the value of the Purchase Shares, as set out in section 3.1, in cash by certified cheque or by wire transfer in immediately available funds.

6.13     Subject to the  representations and warranties of the Vendor set out in
         Article 4, the Vendor makes no other representation or warranty to the Purchaser and the Purchaser agrees to purchase the Purchaser's 50% interest in and to the Bachelor Property on an "as is, where is" basis.

                       ARTICLE 7 -- CONDITIONS TO CLOSING


7.1 CONDITIONS PRECEDENT IN FAVOUR OF THE PURCHASER. The obligation of the Purchaser to complete the Purchase Transaction contemplated in this Agreement shall be subject to the satisfaction of, or compliance with, at or before the Completion Date, each of the following conditions precedent (each of which is hereby acknowledged to be inserted for the exclusive benefit of Purchaser and may be waived by it in writing in whole or in part):

         (a) Each of the representations and warranties of the Vendor contained in this Agreement shall be true, complete and accurate as and when made and at and as of the Closing;

         (b) The Vendor shall have performed and complied with all of the covenants, terms and conditions in this Agreement to be performed or complied with by it at or before Closing;

         (c) The Purchaser shall have received at or before the Closing from the Vendor the following documents, dated as of the Completion Date, prepared and/or delivered at the expense of the Vendor:

                  (i) such instruments or agreements of sale, transfer, conveyance, assignment or delivery, in registrable form or otherwise, in respect of the Vendor's 50% interest in and to the Bachelor Property, together with its 50% Participating Interest, and the Vendor's rights in respect of the Existing Royalties and the Wolfden Royalty, as the Purchaser may reasonably require to effect the full and effective sale, transfer, conveyance, assignment or delivery thereof to the Purchaser; and

                  (ii) such other documents, certificates and other instruments as would be usual in respect of the transactions contemplated herein or as the Purchaser may reasonably require.

7.2 CONDITIONS PRECEDENT IN FAVOUR OF THE VENDOR. The obligations of the Vendor to complete the Purchase Transaction contemplated in this Agreement shall be subject to the satisfaction of, or compliance with, at or before the Completion Date, each of the following conditions precedent (each of which is hereby acknowledged to be inserted for the exclusive benefit of the Vendor and may be waived by it in writing in whole or in part):

         (a) Each of the representations and warranties of the Purchaser contained in this Agreement shall be true, complete and accurate as and when made and at and as of the Closing;

         (b) The Purchaser shall have performed and complied with all of the covenants, terms and conditions in this Agreement to be performed or complied with by it at or before Closing;

         (c) The Vendor shall have received at the Closing from the Purchaser the following payments and documents, dated as of the Completion Date, prepared at the expense of the Purchaser and in form and substance satisfactory to the Vendor:

                  (i) $3,500,000 in cash or by certified cheque or bank draft or by wire transfer in immediately available funds;

                  (ii) a duly registered and issued share certificate, dated as of the Completion Date, representing the Purchase Shares and embossed in the name of the Vendor;

                  (iii) such documents, certificates, legal opinions and other instruments in respect of the completion of the Purchase Transaction and the issuance and listing for trading of the Purchase Shares, as the Vendor may reasonably require; and

                  (iv) an assumption agreement in respect of the costs, charges, expenses and liabilities contemplated in section 3.2(a), the 50% Participating Interest of the Vendor and in respect of the Existing Royalties and the Wolfden Royalty; and

         (d) The Purchaser shall have entered into with, and delivered the NSR Agreement to, the Vendor.

                     ARTICLE 8 -- MISCELLANEOUS -- GENERAL


8.1 FURTHER ASSURANCES. Each Party shall do such acts and shall execute such further documents, conveyances, deeds, assignments, transfers and other instruments, and will cause the doing of such acts and will cause the execution of such further documents as are within its power as the other Party may in writing at any time and from time to time reasonably request be done and/or executed, in order to complete the Purchase Transaction and to give full effect to the provisions of this Agreement and all documents delivered at Closing.

8.2 NOTICE. Any notice to be given to one Party hereto by another Party hereto may be sent by facsimile or e-mail or may be personally delivered as follows:

         In the case of the Purchaser:

         Metanor Resources Inc.
         2872 chemin Sullivan
         Suite 2
         Val-d'Or, Quebec J0Y 2N0
         Attention:  President
         Fax:  (819) 825-8224
         e-mail:  ressources.metanor@cablevision.qc.ca

         In the case of the Vendor:

         Halo Resources Ltd.
         1280 - 625 Howe Street
         Vancouver, British Columbia V6C 2T6
         Attention:  President
         Fax:  (604) 484-0069
         e-mail:  mcernovitch@halores.com

         or to any other addresses or persons that any Party may at any time designate by written notice to the other Party.

         Any notice, request, consent or other communication shall be conclusively deemed to have been given and received (i) on the day of actual delivery if given by personal delivery; or (ii) on the day of transmittal if given by facsimile or e-mail prior to 5:00 p.m. on a business day and on the next following business day if given by facsimile or e-mail after 5:00 p.m. on a business day.

8.3 GOVERNING LAWS. This Agreement shall be governed by and interpreted in accordance with the laws of the Province of Quebec.

8.4 PERFORMANCE ON HOLIDAYS. If any action is required to be taken pursuant to this Agreement on or by a specified date that is not a business day in the Province of Quebec, then such action shall be valid if taken on or by the next succeeding business day.

8.5 EXPENSES. Each Party hereto shall pay all expenses it incurs in authorizing, preparing, executing and performing this Agreement and the transactions contemplated hereunder, whether or not the Closing occurs, including all fees and expenses of its legal counsel, accountants or other representatives or consultants.

8.6      TIME.  Time is of the essence of each provision of this Agreement.

8.7 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof. The execution of this Agreement has not been induced by nor do the Parties rely upon or regard as material, any covenants, representations or warranties whatsoever not incorporated herein and made a part hereof.

8.8 PUBLIC ANNOUNCEMENTS. No Party shall publicly disclose the specific terms of this Agreement except as may be necessary in the opinion of counsel to the Party making such disclosure to comply with the requirements of any Governmental authority or regulatory authority having jurisdiction. No public statement or press release shall be made by any Party unless such Party intending to make such disclosure shall consult with the other Party prior to making such statement or press release, and each Party shall use all reasonable efforts, acting in good faith, to agree upon a text for such statement or press release which is satisfactory to each Party.

8.9 COUNTERPARTS. This Agreement may be executed in counterparts and delivered by facsimile transmission. Each executed counterpart shall be deemed to be an original and each executed counterpart taken together shall constitute one agreement. In the event that either Party delivers this Agreement by facsimile transmission then such Party shall forthwith deliver the original executed copy of this Agreement to the other Party.

8.10 CURRENCY. All amounts in this Agreement are stated and are payable in Canadian funds.

8.11 ASSIGNMENT. Neither Party may assign any rights or benefits under this Agreement, including the benefit of any representation or warranty, to any third party without the prior written consent of the other Party. Each Party agrees to perform its obligations under this Agreement, and shall not arrange in any way for any other third party to perform those obligations. No assignment of benefits or arrangement for substituted performance by one Party shall be of any effect against any other Party except to the extent that such other Party has consented to it in writing.



IN WITNESS WHEREOF this Agreement has been done and executed in Montreal, Province of Quebec as to the Purchaser and Toronto, Ontario as to the Vendor, with effect on the date hereinabove mentioned.


                                            METANOR RESOURCES INC.

________________________                    By:    _____________________________
Witness                                     Serge Roy, President


________________________
Witness

                                            HALO RESOURCES LTD.

________________________                    By:    _____________________________
Witness                                            Marc Cernovitch, President
                                                   and Chief Executive Officer

________________________
Witness

                                  SCHEDULE "A"

THIS IS SCHEDULE "A" OF THE AGREEMENT ENTERED INTO AS OF THE 27TH DAY OF APRIL 2006 BETWEEN HALO RESOURCES LTD. AND RESOURCES METANOR INC.

                             DESCRIPTION OF PROPERTY

A)       THE BACHELOR PROPERTY

--------------------------------------------------------------------------------
CLAIMS                   RANGE                 LOT                     TOWNSHIP
--------------------------------------------------------------------------------

CLO257181                  IV                  27                      Le Sueur
--------------------------------------------------------------------------------
CLO257182                   V                  24,25                   Le Sueur
--------------------------------------------------------------------------------
CLO257183                   V                  22,23                   Le Sueur
--------------------------------------------------------------------------------
CLO257184                   V                  20                      Le Sueur
--------------------------------------------------------------------------------
CLO257185                   V                  18,19,20                Le Sueur
--------------------------------------------------------------------------------
CLO257191                  IV                  26                      Le Sueur
--------------------------------------------------------------------------------
CLO257192                  IV                  24                      Le Sueur
--------------------------------------------------------------------------------
CLO257193                  IV                  21                      Le Sueur
--------------------------------------------------------------------------------
CLO257194                  IV                  19                      Le Sueur
--------------------------------------------------------------------------------
CLO257205                  III                 18                      Le Sueur
--------------------------------------------------------------------------------
CLO257225                  III                 19                      Le Sueur
--------------------------------------------------------------------------------
CLO257231                  IV                  25                      Le Sueur
--------------------------------------------------------------------------------
CLO257232                  IV                  23                      Le Sueur
--------------------------------------------------------------------------------
CLO257233                  IV                  22                      Le Sueur
--------------------------------------------------------------------------------
CLO257234                  IV                  20                      Le Sueur
--------------------------------------------------------------------------------
CLO257235                  IV                  18                      Le Sueur
--------------------------------------------------------------------------------
CLO267941                  V                   17                      Le Sueur
--------------------------------------------------------------------------------
CLO267942                  V                   15                      Le Sueur
--------------------------------------------------------------------------------
CLO267955                  V                   18                      Le Sueur
--------------------------------------------------------------------------------
CL3742541                  II                  13                      Le Sueur
--------------------------------------------------------------------------------
CL3742542                  II                  14                      Le Sueur
--------------------------------------------------------------------------------
CL3742551                  II                  15                      Le Sueur
--------------------------------------------------------------------------------
CL3742552                  II                  16                      Le Sueur
--------------------------------------------------------------------------------
CL3742561                  II                  17                      Le Sueur
--------------------------------------------------------------------------------
CL3742562                  II                  18                      Le Sueur
--------------------------------------------------------------------------------
CL3742571                  II                  19                      Le Sueur
--------------------------------------------------------------------------------
CL3742572                  II                  20                      Le Sueur
--------------------------------------------------------------------------------
CL3742581                  III                 13                      Le Sueur
--------------------------------------------------------------------------------
CL3742582                  III                 14                      Le Sueur
--------------------------------------------------------------------------------
CL3742583                  III                 15                      Le Sueur
--------------------------------------------------------------------------------
CL3742584                  III                 16                      Le Sueur
--------------------------------------------------------------------------------
CL3742712                  II                  10                      Le Sueur
--------------------------------------------------------------------------------
CL3742721                  II                  11                      Le Sueur
--------------------------------------------------------------------------------
CL3742722                  II                  12                      Le Sueur
--------------------------------------------------------------------------------
CL3742731                  III                 17                      Le Sueur
--------------------------------------------------------------------------------
CL3812031                  Row 19              Col 18                  Le Sueur
--------------------------------------------------------------------------------
Cl3734191                  III                 27                      Le Sueur
--------------------------------------------------------------------------------
Cl3734192                  III                 28                      Le Sueur
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLAIMS                   RANGE                 LOT                     TOWNSHIP
--------------------------------------------------------------------------------

CL3734201                  III                 29                      Le Sueur
--------------------------------------------------------------------------------
CL3734202                  III                 30                      Le Sueur
--------------------------------------------------------------------------------
CL3734211                  III                 31                      Le Sueur
--------------------------------------------------------------------------------
CL3734212                  II                  21                      Le Sueur
--------------------------------------------------------------------------------
CL3734221                  II                  22                      Le Sueur
--------------------------------------------------------------------------------
CL3742651                  III                 19                      Le Sueur
--------------------------------------------------------------------------------
CL3742652                  III                 20                      Le Sueur
--------------------------------------------------------------------------------
CL3742661                  III                 21                      Le Sueur
--------------------------------------------------------------------------------
CL3742662                  III                 22                      Le Sueur
--------------------------------------------------------------------------------
CL3742771                  III                 23                      Le Sueur
--------------------------------------------------------------------------------
CL3742772                  III                 24                      Le Sueur
--------------------------------------------------------------------------------
CL3742781                  III                 25                      Le Sueur
--------------------------------------------------------------------------------
CL3742782                  III                 26                      Le Sueur
--------------------------------------------------------------------------------
CM478                      -                   -                       Le Sueur
--------------------------------------------------------------------------------
CM510                      -                   -                       Le Sueur
--------------------------------------------------------------------------------


B)       THE HEWFRAN PROPERTY

         CLAIM                     TOWNSHIP                 EXPIRY DATE
         -----                     --------                 -----------

         3252153                   Lesueur                  Oct 16,2005
         3252154                   Lesueur                  Oct 16,2005
         3252155                   Lesueur                  Oct 16,2005
         3197781                   Lesueur                  Jan 07,2007
         3197782                   Lesueur                  Jan 07,2007
         3197783                   Lesueur                  Jan 07,2007
         3197784                   Lesueur                  Jan 07,2007
         3197785                   Lesueur                  Jan 07,2007
         3197791                   Lesueur                  Jan 07,2007
         3645873                   Lesueur                  Feb 06,2007
         3145911                   Lesueur                  Feb 08,2007
         3145912                   Lesueur                  Feb 08,2007
         3645604                   Lesueur                  Feb 09,2007
         3645605                   Lesueur                  Feb 09,2007
         3645611                   Lesueur                  Feb 09,2007
         3645762                   Lesueur                  Feb 08,2007
         3645694                   Lesueur                  Feb 11,2007
         3069781                   Lesueur                  May 14,2007
         3069783                   Lesueur                  May 14,2007

         CLAIM                     TOWNSHIP                 EXPIRY DATE
         -----                     --------                 -----------

         3069791                   Lesueur                  May 14,2007
         3069812                   Lesueur                  May 14,2007
         3069813                   Lesueur                  May 14,2007
         3080441                   Lesueur                  May 14,2007
         3011591                   Lesueur                  Jun 15,2007
         3011592                   Lesueur                  Jun 15,2007
         3083911                   Lesueur                  Jun 15,2007
         3083912                   Lesueur                  Jun 15,2007
         3083913                   Lesueur                  Jun 15,2007
         3083914                   Lesueur                  Jun 15,2007
         3083921                   Lesueur                  Jun 15,2007
         3083922                   Lesueur                  Jun 15,2007
         3083923                   Lesueur                  Jun 15,2007
         3083924                   Lesueur                  Jun 15,2007
         3083925                   Lesueur                  Jun 15,2007
         3087671                   Lesueur                  Aug 18,2007
         3087672                   Lesueur                  Aug 18,2007
         3087681                   Lesueur                  Aug 18,2007
         3087682                   LESUEUR                  AUG 18,2007
         --------------------------------------------------------------
         38                        CLAIM



C)       THE HANSEN PROPERTY

                                 MJL EXPLORATION


----------------------------------------------------------------------------------------------------------------
     CLAIM         RANGE         LOT          TITLE NO.            DATE           MATURITY DATE     SURFACE (HA)
----------------------------------------------------------------------------------------------------------------

     32F08           2            1            0003270          2003/09/15          2005/09/14          31.44
     32F08           2            2            0003271          2003/09/15          2005/09/14          42.31
     32F08           2            3            0003272          2003/09/15          2005/09/14          42.31
     32F08           2            4            0003273          2003/09/15          2005/09/14          42.31
     32F08           2            5            0003274          2003/09/15          2005/09/14          42.32
     32F08           2            6            0003275          2003/09/15          2005/09/14          42.32
     32F08           2            7            0003276          2003/09/15          2005/09/14          42.32
     32F08           2            8            0003277          2003/09/15          2005/09/14          42.33
     32F08           2            9            0003278          2003/09/15          2005/09/14          42.32
     32F08           3            5            0003279          2003/09/15          2005/09/14          43.02
     32F08           3            6            0003280          2003/09/15          2005/09/14          43.00
     32F08           3            7            0003281          2003/09/15          2005/09/14          42.98
     32F08           3            8            0003282          2003/09/15          2005/09/14          10.32


                                       -3-


----------------------------------------------------------------------------------------------------------------
     CLAIM         RANGE         LOT          TITLE NO.            DATE           MATURITY DATE     SURFACE (HA)
----------------------------------------------------------------------------------------------------------------

  32F08 & F09        4            7            0003283          2003/09/15          2005/09/14          41.85
  32F08 & F09        4            8            0003284          2003/09/15          2005/09/14          38.35
     32F08          (25)         (33)          0003285          2003/09/15          2005/09/14          55.96
     32F08          (25)         (34)          0003286          2003/09/15          2005/09/14          55.96
     32F08          (25)         (35)          0003287          2003/09/15          2005/09/14          40.52
     32F08          (26)         (33)          0003288          2003/09/15          2005/09/14          55.96
     32F08          (26)         (34)          0003289          2003/09/15          2005/09/14          55.96
     32F08          (26)         (35)          0003290          2003/09/15          2005/09/14          40.44
     32F09           5            26           0003291          2003/09/15          2005/09/14          15.63
     32F09           5            27           0003292          2003/09/15          2005/09/14          15.64
     32F09           5            28           0003293          2003/09/15          2005/09/14          36.69
     32F09           5            29           0003294          2003/09/15          2005/09/14          36.69
     32F09           6            28           0003295          2003/09/15          2005/09/14          42.58
     32F09           6            29           0003296          2003/09/15          2005/09/14          41.84
     32F08        BLOC 11                      0008367          2003/12/09          2005/12/08          18.70
     32F08        BLOC 14                      0008368          2003/12/09          2005/12/08          19.22
     32F09          (2)          (39)          0013637          2004/02/17          2006/02/16          16.59
     32F09          (2)          (40)          0013638          2004/02/17          2006/02/16          17.24
     32F09          (3)          (39)          0013639          2004/02/17          2006/02/16          53.29
     32F09          (3)          (40)          0013640          2004/02/17          2006/02/16          55.89
     32F09          (4)          (39)          0013641          2004/02/17          2006/02/16          23.16
     32F09          (4)          (40)          0013642          2004/02/17          2006/02/16          24.44
     32F08        BLOC 10                      0015481          2004/02/17          2006/03/04          23.46
     32F09          (20)         (13)          5268741          2003/11/07*         2005/11/06          16.00
     32F09          (21)         (11)          5268742          2003/11/07*         2005/11/06          16.00
     32F09          (21)         (10)          5268743          2003/11/07*         2005/11/06          16.00
     32F09          (21)         (09)          5268744          2003/11/07*         2005/11/06          16.00
     32F09          (22)         (09)          5268745          2003/11/07*         2005/11/06          16.00
     32F09          (22)         (10)          5268746          2003/11/07*         2005/11/06          16.00
     32F09          (22)         (11)          5268747          2003/11/07*         2005/11/06          16.00
     32F09          (23)         (11)          5268748          2003/11/07*         2005/11/06          16.00
     32F09          (23)         (10)          5268749          2003/11/07*         2005/11/06          16.00
     32F09          (23)         (09)          5268750          2003/11/07*         2005/11/06          16.00
     32F09          (24)         (09)          5268751          2003/11/07*         2005/11/06          16.00
     32F09          (24)         (10)          5268752          2003/11/07*         2005/11/06          16.00
     32F09          (24)         (11)          5268753          2003/11/07*         2005/11/06          16.00
     32F09          (24)         (12)          5268754          2003/11/07*         2005/11/06          16.00
     32F09          (23)         (12)          5268755          2003/11/07*         2005/11/06          16.00
     32F09          (22)         (12)          5268756          2003/11/07*         2005/11/06          16.00
     32F09          (22)         (13)          5268757          2003/11/07*         2005/11/06          16.00
     32F09          (23)         (13)          5268758          2003/11/07*         2005/11/06          16.00
     32F09          (24)         (13)          5268759          2003/11/07*         2005/11/06          16.00
     32F09          (24)         (14)          5268760          2003/11/07*         2005/11/06          16.00
     32F09          (24)         (15)          5268761          2003/11/07*         2005/11/06          16.00
     32F09          (23)         (15)          5268762          2003/11/07*         2005/11/06          16.00
     32F09          (23)         (14)          5268763          2003/11/07*         2005/11/06          16.00
     32F09          (22)         (14)          5268764          2003/11/07*         2005/11/06          16.00
     32F09          (22)         (15)          5268765          2003/11/07*         2005/11/06          16.00
     32F09          (24)         (16)          5268766          2003/11/07*         2005/11/06          16.00
     32F09          (24)         (17)          5268767          2004/02/20*         2006/02/19          16.00



                                       -4-



----------------------------------------------------------------------------------------------------------------
     CLAIM         RANGE         LOT          TITLE NO.            DATE           MATURITY DATE     SURFACE (HA)
----------------------------------------------------------------------------------------------------------------

     32F09          (23)         (17)          5268768          2004/02/20*         2006/02/19          16.00
     32F09          (23)         (16)          5268769          2003/11/07*         2005/11/06          16.00
     32F09          (22)         (16)          5268770          2003/11/07*         2005/11/06          16.00
     32F09          (22)         (17)          5268771          2004/02/20*         2006/02/19          16.00
     32F09          (21)         (17)          5268772          2004/02/20*         2006/02/19          16.00
     32F09          (21)         (16)          5268773          2003/11/07*         2005/11/06          16.00
     32F09          (21)         (15)          5268774          2003/11/07*         2005/11/06          16.00
     32F09          (20)         (15)          5268775          2003/11/07*         2005/11/06          16.00
     32F09          (20)         (16)          5268776          2003/11/07*         2005/11/06          16.00
     32F09          (20)         (17)          5268777          2003/11/07*         2005/11/06          16.00
     32F09          (19)         (17)          5268778          2003/11/07*         2005/11/06          16.00
     32F09          (19)         (16)          5268779          2003/11/07*         2005/11/06          16.00
     32F09          (19)         (15)          5268780          2003/11/07*         2005/11/06          16.00
                                                                                                       -------
                                                                                     TOTAL :           1975.36
                                                                                                       =======





                                   JENSHANSEN


----------------------------------------------------------------------------------------------------------------
     CLAIM         RANGE         LOT          TITLE NO.            DATE           MATURITY DATE     SURFACE (HA)
----------------------------------------------------------------------------------------------------------------

     32F09           6            7            0003206          2003/09/15          2005/09/14          42.32
     32F09           6            8            0003207          2003/09/15          2005/09/14          42.30
     32F08        Bloc 2          0            0003208          2003/09/15          2005/09/14          27.51
     32F08        Bloc 3          0            0003209          2003/09/15          2005/09/14          22.36
     32F08        Bloc 4          0            0003210          2003/09/15          2005/09/14          17.87
     32F08        Bloc 5          0            0003211          2003/09/15          2005/09/14          15.80
     32F08        Bloc 6          0            0003212          2003/09/15          2005/09/14           9.92
     32F08        Bloc 7          0            0003213          2003/09/15          2005/09/14          19.96
     32F08        Bloc 8          0            0003214          2003/09/15          2005/09/14          27.08
     32F08        Bloc 9          0            0003215          2003/09/15          2005/09/14          29.10
     32F08        Bloc 15         0            0003216          2003/09/15          2005/09/14          25.20
     32F08        Bloc 16         0            0003217          2003/09/15          2005/09/14          31.91
                                                                                                       ------
                                                                                      TOTAL:           311.33
                                                                                                       ======

                                  SCHEDULE "B"

THIS IS SCHEDULE "B" OF THE AGREEMENT ENTERED INTO AS OF THE 27TH DAY OF APRIL 2006 BETWEEN HALO RESOURCES LTD. AND RESOURCES METANOR INC.

                           NET SMELTER RETURNS ROYALTY

1.       INTERPRETATION

Where used in this Schedule "B":

         (a)      "Agreement"  means  the  Purchase   Agreement  to  which  this
                  schedule is attached, including any amendments thereto or renewals or extensions thereof.

         (b) "Bachelor Property" means those mining properties described in Schedule "A" of the Agreement.

         (c) "Fiscal Period" means each calendar year or other period of 12 consecutive months adopted by the payor of the Halo Royalty for accounting and tax purposes.

         (d) "Halo Royalty" means the 1.0% Net Smelter Returns royalty payable pursuant to the terms of the Agreement.

         (e) Other defined terms used but not defined in this Schedule "B" shall have the meanings ascribed thereto in the Agreement.

2.       NET SMELTER RETURNS

"Net Smelter Returns" shall mean the gross proceeds received by the payor of the Halo Royalty from the sale or other disposition of minerals, ores, metals (metals shall include, precious metals and metals other than precious metals) or concentrates of metals produced from the Bachelor Property or from other ore bodies controlled or owned by the Purchaser and sold, less the following expenses if actually incurred:

         (a) taxes specifically based on mining production, but excluding any and all taxes (i) based upon the net or gross income of the owner or other operator of the Property or the payor of the Royalty Interest and (ii) based upon the value of the Property, the privilege of doing business and other similarly based taxes;

         (b) charges and costs, if any, for transportation and insurance of ores, metals (metals shall include, precious metals and metals other than precious metals) or concentrates of metals produced from the Property to any mint, smelter, or refinery; and

         (c) charges, costs (including assaying and sampling costs) and all penalties, if any, charged by a smelter or refiner of ores, metals (metals shall include, precious metals and metals other than precious metals) or concentrates of metals produced from the Property.

3.       PAYMENT

         (a) The Halo Royalty shall be paid in cash only on a quarterly basis within 15 days after the end of each fiscal quarter during the relevant Fiscal Period;

         (b) Each payment under subsection 3(a) shall be accompanied by a statement indicating the calculation of Net Smelter Returns. The Halo Royalty holder shall be entitled to audit, during normal business hours, such books and records as are necessary to determine the correctness of the payment of the Halo Royalty provided, however, that such audit may be made once only on an annual basis and within 12 months of the end of the Fiscal Period in respect of which such audit is made; and

         (c) Payment of the Halo Royalty shall be made to the Halo Royalty holder at such place or places as the Halo Royalty holder shall advise the payor from time to time.

4.       REGISTRATION/TRANSFER OF THE PROPERTY

The Halo Royalty holder shall be entitled to register the NSR Agreement against title to the Bachelor Property with the intention of the Parties that it shall run with and bind the title to the Bachelor Property and be binding on all successive title holders thereof. The owner of the Bachelor Property shall be entitled to transfer all or part of such title in and to the Bachelor Property to any third party, provided that such third party shall agree in writing to be bound by the terms of the NSR Agreement to the extent of such interest in the Bachelor Property acquired and, in such circumstances, the transferor of such interest in and to the Bachelor Property shall be released from all obligations in respect of the Halo Royalty accruing from and after the date of such transfer.